UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15 (d) of the

Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):  June 26, 2013

United Therapeutics Corporation

(Exact Name of Registrant as Specified in its Charter)

Delaware	000-26301	52-1984749
(State or Other	(Commission	(I.R.S. Employer
Jurisdiction of	File Number)	Identification Number)
Incorporation)

1040 Spring Street
Silver Spring, MD	20910
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s telephone number, including area code: (301) 608-9292

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐                          Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐                          Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐                          Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐                          Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.07.  Submission of Matters to a Vote of Security Holders.

On June 26, 2013, United Therapeutics Corporation (the “Company”) held its 2013 annual meeting of shareholders.  The Company’s shareholders considered three matters, each of which is described in more detail in the Company’s Definitive Proxy Statement on Schedule 14A filed with the Securities and Exchange Commission on April 30, 2013. The final voting results for the meeting are as follows:

1.              The Company’s shareholders elected the following nominees as Class II directors, to serve three-year terms until the 2016 annual meeting of shareholders or until their successors are duly elected and qualified or their office is otherwise vacated, by the votes set forth below:

Nominee	Votes For	Votes Withheld	Broker Non-Votes

Christopher Causey	38,054,314	2,414,881	2,781,001
Richard Giltner	37,882,336	2,586,859	2,781,001
R. Paul Gray	37,621,355	2,847,840	2,781,001

2.              The Company’s shareholders approved an advisory resolution on executive compensation by the vote set forth below:

Votes for:	38,601,881
Votes against:	1,629,178
Abstentions:	238,136
Broker non-votes:	2,781,001

3.              The Company’s shareholders ratified the appointment of Ernst & Young LLP as the Company’s independent registered public accounting firm for 2013, by the vote set forth below:

Votes for:	41,827,395
Votes against:	1,225,031
Abstentions:	197,770
Broker non-votes:	—

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

UNITED THERAPEUTICS CORPORATION

Dated: June 27, 2013	By:	/s/ Paul A. Mahon
	Name:	Paul A. Mahon
	Title:	General Counsel